

Regency Energy Partners
Deutsche Bank Leveraged Finance Conference
September 30, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Business Overview & Strategy

Regency Overview

Business Overview

- Midstream energy partnership engaged in gathering & processing, contract compression and transportation of natural gas and natural gas liquids (NGLs)
- Operations divided into three primary segments:
  - Gathering & Processing
  - Contract Compression
  - Transportation
- Significant market presence in major natural gas supply areas in the Southwest region of the United States, including the Haynesville, Fayetteville and Eagle Ford Shales

Sponsorship Overview

- Regency's general partner is majority owned by an affiliate of GE Energy Financial Services, a business unit of GE (NYSE: GE)
- GE Energy Financial Services owns 92% of the economic interest in Regency's General Partner and approximately 32% of Regency's Limited Partner units
- GE Energy Financial Services' financial strength and expertise in the midstream sector make them a strong sponsor and an attractive strategic partner

Midstream Overview

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent

Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas

Plants	1
Gathering System Length (Miles)	806
Compression[3](HP)	48,628
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas

Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	



CO
KS
OK
TX
AR
LA
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas

Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana

Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3](HP)	40,624
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Transportation(via Joint Venture)[5]	
Length (miles)	320
NGL Line (miles)	40
Compression[3] (HP)	30,355
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] All information as of June 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion
[5] Does not include Haynesville Joint Venture

Contract Compression Overview

Core compression operations in Texas, Louisiana and Arkansas

HP by Region[1,2]

State	Total HP	# of Units
Southwest (TX)	178,973	232
Southeast (LA & TX)	119,277	144
Northwest (TX)	144,592	212
Northeast (Ark & LA)	233,020	202
Central (LA & TX)	91,198	117
Total	**767,060**	**907**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0-499	64,648	8%	363
500-999	82,397	11%	133
1,000 and over	620,015	81%	411
Total	**767,060**	**100%**	**907**



Southwest Region (Areas 1-3, 5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 4, 11 and 15)
Northeast Region (Areas 13 and 17-20)
Central Region (Areas 6 and 12)

Future Growth Drivers

- Superior run-time performance creates opportunity to increase market share
- Strong customer relationships with approximately 47% of active HP generated from customer relationships that pre-date 2004[3]
- Continued focus on Fayetteville and Haynesville Shales for future growth opportunities

[1] Excludes HP owned by Regency that is serviced by our Contract Compression Segment
[2] Horsepower as of 6/30/09
[3] Based on 6/30/09 horsepower

Year-To-Date Highlights

Key Accomplishments Year-To-Date for 2009	
Operating Performance	▶ Delivered financial results in line with management expectations despite a continued decline in rig counts and softness in commodity pricing ▶ Implemented significant cost savings initiatives in compression business which resulted in consistent quarter-over-quarter performance despite regional declines in HP usage
Financing	▶ Raised over $1 billion in capital year-to-date in 2009 – Formed partnership with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project – Successfully priced $250 million of 9.375% Senior Unsecured Notes due 2016 – Completed private placement of $80 million Series A Convertible Preferred Units
Haynesville Shale Activity	▶ Haynesville Expansion Project on budget and on schedule for in-service by year-end 2009 ▶ Announced $44 million Logansport Expansion to extend existing gathering assets in Haynesville Shale ▶ Announced $47 million Red River Lateral Extension which adds approximately 100,000 MMbtu/d of capacity to the current project

Strategy

Regency's long-term goal is to achieve an investment grade rating

Obtain Scale in Business Segments	• Capitalize on strategic position and grow: • Location • Product range across all sectors • Reliability • Responsiveness
Balance Our Business Profile	• Continue to increase fee-based margin in gathering & processing and transportation businesses • Maintain comprehensive hedging program to limit exposure to commodity price fluctuations
Enhance Our Financial Strength	• Reduce reliance on bank capital • Focus on building unitholder equity/partners capital • Extend term of existing indebtedness • Opportunistically access capital markets to further strengthen financial position or to finance attractive growth projects
Results Oriented Management Philosophy	• Maintain disciplined approach to asset rationalization • Continue to invest in strongest performing projects • Opportunistically invest in underperforming assets to improve them • Divest underperforming assets

Majority Fee-Based Portfolio

- Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin
- Only an estimated 2% of Adjusted Segment Margin will be subject to commodity price fluctuations for the remainder of 2009



2007
22%
42%
36%
2008
17%
19%
64%
Year to Date 2009[1]
3%
28%
69%
Fee Based
Hedged Commodity
Unhedged Commodity

[1] Assumes Joint Venture closed in March

Year-to-Date Business Summary

Through the first half of the year, Regency has delivered financial results in line with our expectations by diligently managing our diversified portfolio of assets

- Our businesses continue to perform in line with our year-to-date expectations
- Several headwinds remain for second half of 2009
  - Continued declines in drilling activity
  - Continued softness in the broader commodity markets
  - Uncertainty around timing of US economic recovery
- Regency continues to aggressively manage key operating levers to maximize returns
- Haynesville drilling results are providing additional growth opportunities for the Gathering & Processing and Transportation segments

Regency is on target financially and is well-positioned for the second half of 2009

Industry Update

General Industry Trend – Drilling Activity

In the past 12 months, the total US land rig count declined by approximately 56% to 932 rigs at the end of the second quarter. The land rig count for the areas in which Regency operates declined by approximately 58% to 599 rigs at the end of the second quarter[1]


US Rig Drilling Trends 1
1200
1000
800
600
400
200
0
# of Rigs
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Gas
Gas/Oil
Oil
Other


Regency Operating Area Rig Drilling Trends 1
350
300
250
200
150
100
50
0
# of Rigs
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09 1
Mid-Con
West TX
South Tx
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale

Expected future requirements for North America cannot be sustained by current rig count levels. If current rig trends do not reverse, supply will be materially impacted

[1] Tudor Pickering Holt & Company, *TPH Weekly Rig Roundup*, August 3, 2009 and Regency internal analysis. Q3 2009 data through August 3, 2009.

General Industry Trend – Commodity Prices

During the first half of 2009, gas and NGL prices stabilized, and we have begun to see a rebound in WTI crude


Gas Price Trends
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Panhandle
NYMEX
Waha
Houston Ship


Crude / NGL Price Trends
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Ethane
Propane
C4+
WTI Crude

The NYMEX forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $6/MMbtu and crude will rebound to $75/bbl for full year 2010

Historical Horsepower Growth vs. US Rig Count

Despite a 47% decline in the US onshore gas rig count since June 2008, Regency's revenue generating horsepower has increased by 15% over the same period



Revenue Generating Horsepower vs. US Onshore Gas Rig Count
Horsepower
Rig Count
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1000
900
800
700
600
500
400
300
200
100
0
615,852
669,804
742,804
778,667
789,494
767,060
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Regency Operating Horsepower
US Onshore Gas Rig Count

Haynesville Shale and Joint Venture Update

Overview of Haynesville Expansion Project

REGENCY ENERGY PARTNERS

Regency, as operator, is expanding RIGS significantly to capitalize on development in the Haynesville Shale

- Including the recently-announced Red River Lateral expansion, the project adds approximately 1.2 Bcf/d of incremental capacity to existing RIGS system
- Capacity is fully contracted with the exception of a small amount reserved for operational flexibility
- Regency's project will be the first to come online in the Haynesville Shale with targeted completion by year-end 2009
- RIGS is favorably positioned for future expansion to meet growing producer requirements and could potentially support up to 3.0 Bcf/d of total throughput


14,200 HP of compression at Elm Grove and Haughton Stations
Elm Grove Plant
21- Mile, 36" Elm Grove Pipeline
12.5- Mile 36" Red River Pipeline
25- Mile, 36" Bienville Loop
75- Mile, 42" Winnsboro Loop
Lisbon Plant
Dubach Plant
Dubberly Plant
Texas
Louisiana
Key Interconnects: Columbia Gulf, Texas Gas, ANR, Trunkline and Tennessee Gas
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20 Miles

[1] Pipeline lengths based on actual surveyed distances

Project Overview – Project Costs

Project costs are currently within the $653[1] million budget

Project	Description	Expected Cost[1] ($ millions)
Pipeline		
Bienville Loop	25 miles of 36" pipeline[3]	$118
Elm Grove Pipeline	21 miles of 36" pipeline[3]	$114
Winnsboro Loop	75 miles of 42" pipeline[3]	$345
Interconnects[2]	Columbia Gulf, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		**$653[4]**

- Based on our progress and expenditures to date, we believe that the project will be completed within budget

[1] Excludes capitalized interest and labor and includes 100% utilization of contingency costs
[2] Net of receipt site interconnects which will be reimbursed by producers
[3] Pipeline lengths based on actual surveyed distances
[4] All budgeted project costs will be paid by Alinda and GE EFS

Overview of Red River Lateral

Regency is constructing the $47 million Red River Lateral, a pipeline extension to increase capacity on RIGS

- The expansion will add approximately 100,000 MMBtu/d of capacity to the current project, bringing total project capacity to approximately 1.2 Bcf/d
  - Project adds approximately 12.5 miles of 36-inch pipeline to the Haynesville Expansion Project and will reach further southwest to the west side of the Red River into Red River Parish, LA
  - Expansion will provide transport to potentially highest production area of Haynesville Shale



Haynesville Expansion Project
Louisiana
Texas
Louisiana
CASS
MARION
HARRISON
PANOLA
SHELBY
SAN AUGUSTINE
CADDO
BOSSIER
WEBSTER
CLAIBORNE
DE SOTO
RED RIVER
BIENVILLE
NATCHITOCHES
SABINE
LINCOLN
UNION
JACKSON
WINN
GRANT
OUACHITA
MOREHOUSE
RICHLAND
CALDWELL
FRANKLIN
LA SALLE
Regency Field Services
Regency Field Services
Elm Grove Pipeline
Red River Extension
Bienville Loop
Winnsboro Loop
1 inch equals 5 miles
0 5 10 20 Miles
N
S
W
E

Overview of Logansport Expansion

Regency is constructing the $44 million Logansport Expansion, an extension of the Nexus Gathering System in North Louisiana

- The project will increase overall deliverability of Nexus Gathering System by adding approximately 17 miles of 20-inch pipeline, as well as associated compression and dehydration facilities
- The Logansport Expansion will transport gas gathered by the Nexus Gathering System to a 300 MMcf/d interconnect with CenterPoint Energy Gas Transmission's Line CP
- Provides gathering customers with additional high-value takeaway options in DeSoto Parish, Louisiana and Shelby County, Texas, areas currently experiencing significant drilling activity, and expands Regency's presence in the Haynesville Shale



New Dehydration Facilities
Logansport Expansion
Nexus Gathering System
Texas
Louisiana
Cass
Marion
Harrison
Panola
Shelby
Nacogdoches
San Augustine
Sabine
Caddo
Bossier
Webster
Claiborne
Lincoln
Union
Morehouse
Ouachita
Richland
Bienville
Jackson
Caldwell
De Soto
Red River
Natchitoches
Winn
Grant
La Salle
Catahoula
Concordia
Rapides
Vernon
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20 Miles

Q & A